SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                            SALISBURY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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________________________________________________________________________________
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________________________________________________________________________________

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________________________________________________________________________________
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________________________________________________________________________________
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________________________________________________________________________________
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________________________________________________________________________________

                             SALISBURY BANCORP, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2002

                                TABLE OF CONTENTS
                                                                       Page
NOTICE OF
MEETING.................................................................3
INTRODUCTION............................................................4
OUTSTANDING STOCK AND VOTING RIGHTS.....................................4
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT..........................6
MANAGEMENT OF THE COMPANY...............................................7
        Principal Shareholders of the
Company.................................................................8
PROPOSAL I- ELECTION OF DIRECTORS.......................................8
        Committees of the Board of
        Directors.......................................................9
        Fees............................................................10
        Director Attendance.............................................10
        Certain Business Relationships..................................10
        Audit Committee Report..........................................11
        Indebtedness of Management and Others...........................11
EXECUTIVE COMPENSATION OF PRINCIPAL OFFICERS............................12
        Summary Compensation Table......................................12
        Insurance.......................................................12
        Pension Plan....................................................12
        Supplemental Retirement Arrangement.............................14
        Directors Stock Retainer Plan...................................14
        Change in Control Agreements....................................14
        401(k) Plan.....................................................14
        Section 16(a) Beneficial Ownership Reporting Compliance.........15
PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF
     INDEPENDENT AUDITORS...............................................15
PROPOSAL III - OTHER BUSINESS...........................................16
SHAREHOLDER PROPOSALS...................................................17
SHAREHOLDER INFORMATION.................................................17

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), will be held at 10:00 a.m. on Saturday, April 27, 2002 at the Main Office of Salisbury Bank and Trust Company (the "Bank"), 5 Bissell Street, Lakeville, Connecticut, for the following purposes:

1.   To elect three (3) Directors  for a three (3) year term;  who, with the six
     (6) directors whose terms do not expire at this meeting, will constitute the full Board of Directors of the Company.

2. To ratify the appointment by the Board of Directors of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2002.

3. To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

     Only those Shareholders of record at the close of business on the 8th day of March, 2002 are entitled to notice of, and to vote at this Annual Meeting or any adjournment thereof. In order that you may be represented at the meeting, please complete, date, sign and mail promptly the enclosed proxy for which a postage-prepaid return envelope is provided.

                                    BY ORDER OF THE BOARD OF DIRECTORS OF
                                    SALISBURY BANCORP., INC.


                                    /s/Richard J. Cantele, Jr.
                                    --------------------------
                                    Richard J. Cantele, Jr.
                                    Secretary


March 29, 2002

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO RICHARD J. CANTELE, JR., SECRETARY OF THE COMPANY, IN WRITING PRIOR TO THE TAKING OF A VOTE.

                             SALISBURY BANCORP, INC.
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 2002

                                  INTRODUCTION

     The enclosed proxy (the "Proxy") is solicited by the Board of Directors (the "Board of Directors") of Salisbury Bancorp, Inc. (the "Company"), 5 Bissell Street, Lakeville, Connecticut 06039, for use at the Annual Meeting of Shareholders, to be held on Saturday, April 27, 2002, at 10:00 a.m., at the Main Office of its subsidiary, Salisbury Bank and Trust Company (the "Bank"), 5 Bissell Street, Lakeville, Connecticut, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth on the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about March 29, 2002. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition, proxies may be solicited by directors, officers and employees of the Company and the Bank personally by telephone or other means. The Company will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable and actual costs in sending the proxy materials to the beneficial owners of the Company's common stock (the "Common Stock").

                       OUTSTANDING STOCK AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on March 8, 2002 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at this Annual Meeting. As of the Record Date, 1,422,358 shares of the Company's Common Stock (par value $.10 per share) were outstanding and entitled to vote and held of record by approximately 519 Shareholders, each of which shares is entitled to one vote on all matters to be presented at this Annual Meeting. Votes withheld, abstentions and broker non-votes are not treated as having voted in favor of any proposal are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

     A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-prepaid if mailed in the United States.

     If the enclosed form of Proxy is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed, but unmarked proxies will be voted "FOR" each of Proposals I and II discussed in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors and management do not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

     A copy of the 2001 Annual Report to Shareholders, which includes the consolidated financial statements of the Company for the year ended December 31, 2001, is being mailed with this proxy statement to all shareholders entitled to vote at the Annual Meeting.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth certain information as of March 8, 2002 regarding the number of shares of Common Stock beneficially owned by each director and officer and by all directors and officers as a group.

                              Number of Shares (1)      Percentage of Class (2)

John R. H. Blum                  15,336(3)                      1.08%

Louise F. Brown                   3,156(4)                       .22%

Richard J. Cantele, Jr            2,868(5)                       .20%

John F. Foley                     3,696(6)                       .26%

Nancy F. Humphreys                1,000(7)                       .07%

Gordon C. Johnson                 1,502(8)                       .11%

Holly J. Nelson                   1,048(9)                       .07%

John F. Perotti                  10,839(10)                      .76%

Walter C. Shannon, Jr             3,604(11)                      .25%

Craig E. Toensing                 3,000(12)                      .21%

Michael A. Varet                 65,646(13)                     4.62%


(All Directors and Officers     111,695                         7.85%
as a group of (11) persons)

(1) The shareholdings also include, in certain cases, shares owned by or in trust for a director"s spouse and/or children or grandchildren, and in which all beneficial interest has been disclaimed by the director.

(2) Percentages are based upon the 1,422,358 shares of the Company's Common Stock outstanding and entitled to vote on March 8, 2002. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

(3)  Includes 2,100 shares owned by John R. H. Blum's wife.

(4) Includes 1,068 shares owned by Louise F. Brown as custodian for her daughter.

                     (footnotes continued on following page)

                    (footnotes continued from previous page)

(5) Includes 1,182 shares owned jointly by Richard J. Cantele, Jr. and his wife and 6 shares owned by Richard J. Cantele, Jr. as custodian for his daughter.

(6) Includes 1,518 shares owned jointly by John F. Foley and his wife and 66 shares owned by John F. Foley as custodian for his children.

(7)  Includes 1,000 shares owned jointly by Nancy F. Humphreys and her husband.

(8) Includes 660 shares which are owned by Gordon C. Johnson's wife and for which Mr. Johnson has disclaimed beneficial ownership.

(9)  Includes 6 shares owned by Holly J. Nelson as guardian for a minor child.

(10) Includes 9,514 shares owned jointly by John F. Perotti and his wife, 761 shares owned by his wife and 564 shares in trust for his son.

(11) All shares are owned individually by Walter C. Shannon, Jr.

(12) Includes 42 shares owned by Craig E. Toensing as custodian for his son.

(13) Includes 18,540 shares which are owned by Michael A. Varet's wife, 12,366 shares which are owned by his son and 6,180 shares owned by his daughter. Michael A. Varet has disclaimed beneficial ownership for all of these shares.

                            MANAGEMENT OF THE COMPANY

     The following table sets forth the name and age of each Executive Officer, his principal occupation for the last five (5) years and the year in which he was first appointed an Executive Officer of the Company.

                                                             Executive Officer
Name                      Age    Position                  of the Company since:
----                      ---    --------                  ---------------------

John F. Perotti           55     President and                 1998(1)
                                 Chief Executive Officer

Richard J. Cantele, Jr.   42     Secretary                     2001 (2)

John F. Foley             51     Chief Financial Officer       1998(3)

(1) Mr. Perotti is also the President and Chief Executive Officer of the Bank and has been an Executive Officer of the Bank since 1982.

(2) Mr. Cantele is also the Executive Vice President, Treasurer and Chief Operating Officer of the Bank and has been an Executive Officer of the Bank since 1989.

(3) Mr. Foley is also the Senior Vice President, Comptroller and Principal Financial Officer of the Bank and has been an Executive Officer of the Bank since 1986.

Principal Shareholders of the Company
-------------------------------------

     As of March 8, 2002, management was not aware of any person (including any "group" as that term is used in Section 13 (d)(3) of the Exchange Act) who owns beneficially more than 5% of the Company's Common Stock.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     The Certificate of Incorporation and Bylaws of the Company provide for a Board of Directors of not less than seven (7) members, as determined from time to time by resolution of the Board of Directors. The Board of Directors has set the number of directorships at nine (9). The Board of Directors of the Company is divided into three (3) classes as nearly equal in number as possible. Classes of directors serve for staggered three (3) year terms. A successor class is to be elected at each annual meeting of shareholders when the terms of office of the members of one class expire. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office. The Company does not have a nominating committee but has a prescribed procedure for shareholders to make a nomination set forth in the Company's Bylaws.

     There are three (3) directorships on the Board of Directors which are up for election this year. The following individuals have been nominated by the Board of Directors to serve for a three (3) year term: John R. H. Blum, Louise
F. Brown and Nancy F. Humphreys. The three (3) nominees are members of the present Board of Directors. Unless otherwise directed, the enclosed proxy will be voted "FOR" such nominees. In the event any one or more nominees is unable or declines to serve (events which are not anticipated), the persons named in the proxy may vote for some other person or persons.

     The following table sets forth certain information, as of March 8, 2002, with respect to the directors of the Company.

                             NOMINEES FOR ELECTION

                                             Positions Held             Director        Term
        Name                 Age            with the Company             Since         Expiring
        ----                 ---            ----------------             -----         --------

John R. H. Blum              72                 Chairman                 1998           2002

Louise F. Brown              58                 Director                 1998           2002

Nancy F. Humphreys           60                 Director                 2001           2002

                              CONTINUING DIRECTORS

Gordon C. Johnson            67                Director                  1998           2003




Holly J. Nelson              48                    Director              1998           2003


                                             Positions Held             Director        Term
        Name                 Age            with the Company             Since         Expiring
        ----                 ---            ----------------             -----         --------
Walter C. Shannon, Jr.       66                    Director              1998           2003

John F. Perotti              55                    President,            1998           2004
                                            Chief Executive Officer
                                                   and Director

Craig E. Toensing            64                    Director              1998           2004

Michael A. Varet             59                    Director              1998           2004


     Presented below is additional information concerning the directors of the Company. Unless otherwise stated, all directors have held the position described for at least five (5) years.

     John R. H. Blum is an attorney in private practice and former Commissioner of Agriculture for the State of Connecticut. He has been a director of the Bank since 1995 and was elected Chairman of the Board of Directors of the Company and the Bank in 1998.

     Louise F. Brown has been a director of the Bank since 1992 and is a partner at the Sharon office in the law firm of Gager & Peterson, LLP.

     Nancy F. Humphreys has been a director of the Bank since 2001. She retired from Citigroup New York, Citibank in February of 2000, as Managing Director and Treasurer of Global Corporate Investment Bank North America.

     Gordon C. Johnson has been a director of the Bank since 1994 and is a Doctor of Veterinary Medicine.

     Holly J. Nelson has been a director of the Bank since 1995. She is a member of Horses North, LLC, a tour operator, and is a partner in Oblong Property Management, LLC.

     John F. Perotti is President and Chief Executive Officer of the Company and the Bank. Prior to that he served as Executive Vice President and Chief Operating Officer of the Bank and prior to that, he was Vice President and Treasurer of the Bank. He has been a director of the Bank since 1985.

     Walter C. Shannon, Jr. is President Emeritus of Wagner McNeil, Inc. and President of William J. Cole Agency, Inc. He has been a director of the Bank since 1993.

     Craig E. Toensing has been a director of the Bank since 1995 and retired in December 2001 as Senior Vice President and Trust Officer of the Bank.

     Michael A. Varet is a partner in the law firm of Piper Marbury Rudnick & Wolfe LLP. Mr. Varet has been a director of the Bank since 1997.

Committees of the Board of Directors
------------------------------------

     The Board of Directors of the Company met fifteen (15) times during the year 2001, and has various committees including an Executive Committee and an Audit Committee. The members of the committees are appointed by the Board of Directors. The full Board of Directors performs the function of a nominating committee.

     The Executive Committee has general supervision over the affairs of the Company between meetings of the Board of Directors. In addition, while the Company does not have a compensation committee, the Executive Committee performs this task. All executive officers are excused from meetings of the Executive Committee when votes are taken on their compensation packages. The members of the Executive Committee include John R. H. Blum, Gordon C. Johnson, John F. Perotti, Walter C. Shannon, Jr., Craig E. Toensing and Michael A. Varet. The Executive Committee met four (4) times during the year 2001.

     The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

     The responsibilities of the Audit Committee are governed by the Company's Audit Committee Charter which was adopted by the Company's Board of Directors. Its members are Louise F. Brown, Nancy F. Humphreys, Gordon C. Johnson, Holly J. Nelson and Michael A. Varet. The Audit Committee met six (6) times during the year 2001. As of the date of this Proxy Statement, each of the members of the Audit Committee is an "independent director" in accordance with the listing standards of the American Stock Exchange.

Fees
----

     During 2001, each director received an annual retainer of $2,000. In addition, directors received $500 for each Board of Directors meeting attended and $200 for each committee meeting attended. Directors Perotti and Toensing received no additional compensation for their services as directors or members of any board committee during 2001.

Director Attendance
-------------------

     During 2001 no director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Company's Board of Directors which he/she was entitled to attend, and (2) the total number of meetings held by all committees of the Company's Board of Directors on which he/she served.

Certain Business Relationships
------------------------------

     The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with directors, officers, principle shareholders and their associates on substantially the same terms as those available for comparable transactions with others.

     John R. H. Blum is Chairman of the Board of Directors and an attorney engaged in the private practice of law. The Company has engaged Mr. Blum in past years and even though his services were not used in 2001, the Company may engage his services in 2002 in connection with certain legal matters.

     Louise F. Brown is a director of the Company and a partner in the law firm of Gager & Peterson, LLP. The Company has engaged Ms. Brown in past years and even though her services were not used in 2001, the Company may engage her services in 2002 in connection with certain legal matters. Walter C. Shannon, Jr. is a director of the Company and President Emeritus of Wagner McNeil, Inc. which serves as the insurance agent for many of the Company's insurance needs.

Audit Committee Report
----------------------

     The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange
Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

                 SALISBURY BANCORP, INC. AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001 with management. The Audit Committee has also reviewed and discussed with Shatswell, MacLeod & Company, P.C. ("Shatswell"), the Company's independent auditors, the matters required to be discussed by SAS 61.

     The Audit Committee has received the written disclosures and the letter from Shatswell required by Independence Standards Board Standard No. 1, and has discussed Shatswell's independence with respect to the Company with Shatswell.

     Based on the review and discussions referred to in this Audit Committee Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

                                      Salisbury Bancorp, Inc. Audit Committee
                                      Gordon C. Johnson
                                      Louise F. Brown
                                      Nancy F. Humphreys
                                      Holly J. Nelson
                                      Michael A. Varet

Indebtedness of Management and Others
-------------------------------------

     Some of the directors and executive officers of the Company and the Bank, as well as firms and companies with which they are associated, are or have been customers of the Bank and as such have had banking transactions with the Bank. As a matter of policy, loans to directors and executive officers are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     Since January 1, 2001, the highest aggregate outstanding principal amount of all loans extended by the Bank to its directors, executive officers and all associates of such persons as a group was $1,487,466, representing an aggregate principal amount equal to 5.81% of the equity capital accounts of the Bank.

                  EXECUTIVE COMPENSATION OF PRINCIPAL OFFICERS

     The following table provides certain information regarding the compensation paid to certain executive officers of the Company and the Bank for services rendered in all capacities during the fiscal years ended December 31, 2001, 2000 and 1999. No other current executive officer of the Company or the Bank received cash compensation in excess of $100,000 during the year ended December 31, 2001. All compensation expense was paid by the Bank.

                           Summary Compensation Table
                                     Annual
                                  Compensation
                                                                                 All Other
Name and Principal                                                              Compensation
        Position                             Year      Salary($)    Bonus($)     ($) (2) (3)

      John F. Perotti                        2001     $179,920     $ 25,949     $  3,400(3)
       President and                         2000      172,992       38,515        3,400(2)
Chief Executive Officer                      1999      163,200       30,243           --
of the Company and the Bank

     Craig E. Toensing (4)                   2001     $134,108     $ 19,530     $  2,985(3)
   Senior Vice President                     2000      130,200       30,825        3,221(2)
and Trust Officer of the Bank                1999      122,808       24,641           --

    Richard J. Cantele, Jr. (5)              2001     $ 93,652     $ 17,063     $  2,145(3)
Secretary of the Company                     2000       87,504       17,700        2,104(2)
Executive Vice President, Treasurer          1999       75,000       13,191           --
and Chief Operating Officer of the Bank


(1) Compensation above does not include accrual of benefits under the Bank"s defined pension plan or supplemental arrangements described below.

(2)  The Bank's matching contribution to the 401(k) plan for 2000.

(3)  The Bank's matching contribution to the 401(k) plan for 2001.

(4) Craig Toensing retired as Senior Vice President and Trust Officer of the Bank on December 31, 2001.

(5) Richard J. Cantele, Jr. was appointed Secretary of the Company on December 27, 2001.

Insurance
---------

     In addition to the cash compensation paid to the executive officers of the Company and the Bank, the executive officers receive group life, health, hospitalization and medical insurance coverage. However, these plans do not discriminate in scope, term, or operation, in favor of officers or directors of the Company and the Bank and are available generally to all full-time employees.

Pension Plan
------------

     The Bank maintains a non-contributory defined pension plan for officers and other salaried employees of the Bank who become participants after attaining age 21 and completing one (1) year of service.

                                    PENSION PLAN TABLE

Average
Base Salary                  Estimated Annual Retirement Benefit With
at Retirement                 Years of Service at Retirement Indicated
-------------                 ----------------------------------------

                     10 Years       20 Years        25 Years       35 Years
                     --------       --------        --------       --------

$  80,000              16,000         32,000          40,000         44,000

   90,000              18,000         36,000          45.000         49,500

  100,000              20,000         40,000          50,000         55,000

  110,000              22,000         44,000          55,000         60,500

  120,000              24,000         48,000          60,000         66,000

  130,000              26,000         52,000          65,000         71,500

  140,000              28,000         56,000          70,000         77,000

  150,000              30,000         60,000          75,000         82,500

  160,000              32,000         64,000          80,000         88,000

  170,000              34,000         68,000          85,000         93,500

  180,000              36,000         72,000          90,000         99,000

  190,000              38,000         76,000          95,000        104,500

  200,000              40,000         80,000         100,000        110,000

$ 210,000             $42,000        $84,000        $105,000       $115,500

     Pension benefits are based upon average base salary (determined as of each January 1st) during the highest five (5) consecutive years of service prior to attaining normal retirement date. The amount of annual benefit is fifty percent (50%) of average base salary less fifty percent (50%) of the primary Social Security benefit, pro rated for less than 25 years of service, plus one-half of one percent (.5%) of average base salary for each of up to ten (10) additional years of service. This benefit formula may be modified to conform with changes in the pension laws.

     The  present  average  base  salary and years of service to date of Messrs.
Perotti,  Toensing  and  Cantele  are:  Mr.  Perotti:  $186,692;  29 years;  Mr.
Toensing: $140,331; 21 years and Mr. Cantele: $90,126; 20 years. The above table shows estimated annual retirement benefits payable at normal retirement date as a straight life annuity for various average base salary and service categories before the offset of a portion of the primary Social Security benefit.

Supplemental Retirement Arrangement
-----------------------------------

     In 1994, the Bank entered into a supplemental retirement arrangement (the "Supplemental Retirement Agreement") with John F. Perotti. Following disability or retirement at the earlier of the age of 65, or after thirty (30) years of service to the Bank, Mr. Perotti will receive monthly payments of $1,250 (adjusted annually to reflect the lesser of a five percent (5%) increase or "The Monthly Consumer Price Index for All Urban Consumers, United States City Average, All Items" published by the Bureau of Labor Statistics) for a period of ten (10) years. These payments are in addition to any payments under the Bank's retirement plan. The Supplemental Retirement Agreement includes provisions which would prevent Mr. Perotti from working for a competitor in the proximity of the Bank.

Directors Stock Retainer Plan
-----------------------------

     At the 2001 Annual Meeting, the shareholders of the Company voted to approve the "Directors Stock Retainer Plan of Salisbury Bancorp, Inc. (the
Plan)." The Plan provides non-employee directors of the Company with shares of restricted stock of the Company as a component of their compensation for services as non-employee directors. The maximum number of shares of stock that may be issued pursuant to the Plan shall not exceed 15,000. The first grant date under this plan will immediately precede the 2002 Annual Meeting of Shareholders. Each non-employee director will be issued an "annual stock retainer" consisting of 120 shares of restricted common stock of the Company. The number of shares to be issued to any new non-employee director will be prorated to reflect the number of months which they served as a non-employee director prior to any grant date.

Change in Control Agreements
----------------------------

During 2001, the Bank entered into change in control agreements with the following Executive Officers of the Bank: John F. Perotti, Richard J. Cantele, Jr., John F. Foley, Todd M. Clinton and Diane E. R. Johnstone. The agreements provide that, in the event of a change in control of the Company or Bank, each Executive Officer will be entitled to a lump sum payment equal to his or her annual compensation based upon the most recent aggregate base salary paid to the Executive Officer in the twelve (12) month period immediately preceding the date of change in control. In no event shall such payments be made in an amount which would cause them to be deemed non-deductible to the Bank by reason of the operation of Section 280G of the Internal Revenue Code.

401(k) Plan
-----------

The Bank offers a 401(k) profit sharing plan. This plan began in the year 2000. Each Plan Year, the Bank will announce the amount of the matching contributions, if any. The amount of the matching contributions is directly related to the employees' 401(k) salary deferral contribution. For the Plan Year that began January 1, 2001, all eligible participants received a matching contribution equal to fifty percent (50%) of their 401(k) salary deferral contribution to the Plan; however, it is limited to two percent (2%) of the plan compensation not to exceed $3,400. The Plan expense was $42,874 for 2001.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of the Company's Common Stock. Executive officers, directors and any shareholders owning greater than ten percent (10%) of the Company's Common Stock are required by the SEC's regulations to furnish the Company with copies of all such reports that they file.

     Based solely on a review of copies of reports filed with the SEC since January 1, 2001 and of written representations by certain executive officers and directors, all persons subject to the reporting requirements of Section 16(a) are believed by management to have filed the required reports on a timely basis.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THE THREE (3) NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM OF THREE (3) YEARS. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT THE MEETING. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

                                         PROPOSAL II

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     Shareholders are asked to consider and ratify the appointment by the Board of Directors of Shatswell, MacLeod & Company, P.C. as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. Shatswell, MacLeod & Company, P.C. has served as the accountants for the Company for the fiscal year ended December 31, 2001. Representatives of the firm Shatswell, MacLeod & Company, P.C. are not expected to attend the Annual Meeting. However, should a representative of Shatswell, MacLeod & Company, P.C. attend the meeting, they will be provided an opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions.

1.      Audit Fees
        ----------

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Form 10-KSB for December 31, 2001 were $81,896.

2.      Financial Information Systems Design and Implementation Fees
        ------------------------------------------------------------

     The aggregate fees billed for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Shatswell, MacLeod & Company, P.C. for the fiscal year ended December 31, 2001 were $-0-.

3.      All Other Fees
        --------------

     The aggregate fees billed for services rendered by Shatswell, MacLeod & Company, P.C., other than the services covered above, for the fiscal year ended December 31, 2001 were $13,875.

Independence
------------

     The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by Shatswell, MacLeod & Company, P.C. relating to matters 2 and 3 above, is compatible with maintaining the independence of such accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PROPOSAL
(2). PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD. THE PROPOSAL TO RATIFY THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. WILL BE APPROVED IF THE AFFIRMATIVE VOTES CAST EXCEED THE VOTES CAST OPPOSING THE PROPOSAL.

                                  PROPOSAL III

                                 OTHER BUSINESS

     The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is discussed in this Proxy Statement. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

     You are encouraged to exercise your right to vote by marking the appropriate boxes and dating and signing the enclosed proxy card. The proxy card may be returned in the enclosed envelope, postage-prepaid if mailed in the United States. In the event that you are later able to attend the Annual Meeting, you may revoke your proxy and vote your shares in person. A prompt response will be helpful and your cooperation is appreciated.

                              SHAREHOLDER PROPOSALS

     Any proposal which a Company shareholder wishes to have included in the Company's Proxy Statement and form of Proxy relating to the Company's 2003 Annual Meeting of Shareholders under Rule 14a-8 of the SEC must be received by the Company's Secretary at 5 Bissell Street, Lakeville, CT 06039 by December 28, 2002. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of Proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

o You must be a shareholder of record and must have given timely notice in writing to the Secretary of the Company.

o    Your notice must contain  specific  information  required in the  Company's
     Bylaws.


                             SHAREHOLDER INFORMATION

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 is filed with the SEC and may be obtained without charge by any shareholder upon written request to:

                     John F. Foley, Chief Financial Officer
                             Salisbury Bancorp, Inc.
                                 P. O. Box 1868
                        Lakeville, Connecticut 06039-1868

     The Company's 2001 Annual Report accompanies this document and is not incorporated by reference.


                                             By Order of the Board of Directors


                                             /s/Richard J. Cantele, Jr.
                                             --------------------------
                                             Richard J. Cantele, Jr.
                                             Secretary

Lakeville, Connecticut
March 29, 2002

                                REVOCABLE PROXY
                            Salisbury Bancorp, Inc.


[ X ] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
               THE BOARD OF DIRECTORS OF SALISBURY BANCORP, INC.




The undersigned holder(s) of the Common Stock of Salisbury Bancorp, Inc. (the "Company") do hereby nominate, constitute and appoint Gordon C. Johnson and
Craig E. Toensing, jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of the Company, standing in our name on its books on March 8, 2002 at the Annual Meeting of its Shareholders to be held at the Main Office of the Company, 5 Bissell Street, Lakeville, Connecticut on Saturday, April 27, 2002 at 10:00 a.m. or at any adjournment thereof with all the power the undersigned would possess if personally present, as follows:

(1) Elect the following persons (John R.H. Blum, Louise F. Brown and Nancy F. Humphreys for three (3) year terms) to serve as directors of the company who along with six directors whose terms do not expire at this meeting (the "continuing directors") shall constitute the Board of Directors of the Company.

                                                           For All
             For                  Withhold                 Except
             [_]                    [_]                     [_]



*INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

(2) Ratification of the Appointment of Independent Auditors: Proposal to ratify the resolution adopted by the Board of Directors appointing the independent public accounting firm of Shatswell, MacLeod & Company, P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2002.


             For                  Againts                 Abstain
             [_]                    [_]                     [_]


(3) other Business: Proposal to conduct whatever other business may properly be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the meeting. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

             For                  Againts                 Abstain
             [_]                    [_]                     [_]



PLEASE CHECK BOX IF YOU PLAN TO ATTEND
THE MEETING.                                    [_]

Please be sure to sign and date this Proxy in the box below.


                  ___________________________________________
                                      Date

                  ___________________________________________
                             Stockholder sign above

                  ___________________________________________
                          Co-holder (if any) sign above

 => Detach above card, sign, date and mail in postage paid envelope provided. =>
                             SALISBURY BANCORP, INC.
--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1) THROUGH (3). THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF
NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (3).
All joint owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all must sign.
This proxy may be revoked at any time prior to the meeting by written notice to the company or may be withdrawn and you may vote in person should you attend the annual meeting.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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